Exhibit 32

CERTIFICATION PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

 In connection with the accompanying Quarterly Report of USA Technologies, Inc., (the "Company") on Form 10-Q for the period ended December 31, 2009 (the "Report"), I, George R. Jensen, Jr., Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George R. Jensen, Jr.
George R. Jensen, Jr.
Chief Executive Officer